UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2025

RESHAPE LIFESCIENCES INC.

(Exact name of registrant as specified in its charter)

Delaware	1-37897	26-1828101
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18 Technology Drive, Suite 110 Irvine, CA	92618
(Address of principal executive offices)	(Zip Code)

(949) 429-6680

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	RSLS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 15, 2025, ReShape Lifesciences Inc. (“ReShape”) and Vyome Therapeutics, Inc. (“Vyome”) entered into a promissory note pursuant to which ReShape agreed to loan up to $400,000 to Vyome in three tranches through no later than May 15, 2025. Vyome will use the proceeds for working capital purposes as well as legal, accounting and other expenses related to the transactions contemplated by the Agreement and Plan of Merger, dated July 8, 2024, between the parties (the “Merger Agreement”). The outstanding principal balance under the promissory note will bear interest at the rate of 8.0% per annum. If the Merger Agreement is terminated by ReShape under Section 8.01(b)(iv) thereof (because the Concurrent Financing Agreement (as defined in the Merger Agreement) is not in full force and effect such that the Concurrent Financing shall not be consummated immediately following the effective time of the merger without the further satisfaction of any conditions) then the promissory note will become senior in right of payment to all other debt of Vyome and will become a secured obligation of Vyome. The aggregate unpaid principal amount under the promissory note and all accrued unpaid interest will be due and payable on September 30, 2025. If the merger is completed prior to September 30, 2025, then Vyome will not be required to repay the amounts outstanding under the promissory note, but the aggregate amount of unpaid principal and interest will then be counted as ReShape net cash under the Merger Agreement.

In connection with the promissory note, ReShape and Vyome also agreed to extend the date after which either party could terminate the Merger Agreement from March 31, 2025 to June 30, 2025.

The foregoing description of the promissory note does not purport to be complete and is qualified in its entirety by reference to the full text of the promissory note, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Promissory Note, dated April 15, 2025, between ReShape Lifesciences Inc. and Vyome Therapeutics, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESHAPE LIFESCIENCES INC.

By:	/s/ Paul F. Hickey
Paul F. Hickey
President and Chief Executive Officer

Dated: April 21, 2025